                                                                  EXHIBIT 10.29

                    FIRST SUPPLEMENT TO 1997 NOTE AGREEMENT

         This First Supplement to 1997 Note Agreement (the "First Supplement") is made and entered into as of the 31st day of December, 1998, by and between Cash America International, Inc. (the "Company") and each of the institutions which is a signatory to this First Supplement (collectively, the "Noteholders").


                                   RECITALS:

         WHEREAS, the parties hereto have entered into a Note Agreement dated as of December 1, 1997, pursuant to which the Company issued and the Noteholders purchased $30,000,000 aggregate principal amount of the Company's 7.10% Senior Notes Due January 2, 2008 (said Note Agreement being referred to hereafter as the "Note Agreement"); and

         WHEREAS, the Company and the Noteholders desire to amend certain provisions of the Note Agreement.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Noteholders hereby agree as follows:

                   1. Amendment to Section 2.01 of the Note Agreement. Section
2.01 of the Note Agreement is hereby amended by adding in alphabetical order the following new definitions:

                      "Mr. Payroll" means Mr. Payroll Corporation, a Texas
                   corporation.

                      "Wells-Mr. Payroll Transaction" means a transaction
                   pursuant to a definitive written agreement among the Company, Mr. Payroll, Wells Fargo Bank, N.A. ("Wells Fargo"), and InnoVisions, LLC, a Delaware limited liability company owned in part by Mr. Payroll and in part by Wells Fargo ("InnoVisions") containing the following material elements: (a) the transfer to a newly formed or existing Wholly-Owned Subsidiary of substantially all of Mr. Payroll's assets relating to its manned check cashing business, (b) the conversion of the common stock and preferred stock of Mr. Payroll owned by the Company into a new class of convertible preferred stock representing at least a 40% equity ownership in Mr. Payroll, (c) the issuance of common stock of Mr. Payroll, representing a 10% to 20% equity ownership interest in Mr. Payroll, to the management of Mr. Payroll, (d) the transfer of all of the tangible assets of InnoVisions to Wells Fargo, (e) the contribution to Mr. Payroll by Wells Fargo of (i) no less than $20,000,000 in cash and (ii) the assets received from InnoVisions, together representing a gross investment value of no less than $24,000,000, in consideration for the issuance of convertible preferred stock representing at least a 40% equity ownership interest in Mr. Payroll and having the



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                  same terms and conditions as the convertible preferred stock issued to the Company, with the total contribution of assets and cash by Wells Fargo at least equal to the Company's Investment in the convertible preferred stock of Mr. Payroll received by the Company in the Wells-Mr. Payroll Transaction,
                  (f) the change of the corporate name of Mr. Payroll to "InnoVisions, Inc." and (g) the closing of the transaction on or before January 31, 1999.

                       "Wells-Mr. Payroll Transaction Letters" means the
                  letters dated December 2, 1998 from David J. Clay of the Company to the Noteholders, describing the Wells-Mr. Payroll Transaction, and the letters, dated December 14, 1998, from David J. Clay of the Company to the Noteholders, which attaches a forecasted December 31, 1998 pro forma balance sheet of the Company reflecting the consummation of the Wells-Mr. Payroll Transaction.

         2. Amendment to Section 8.01 of the Note Agreement. Section 8.01 of the Note Agreement is hereby amended by changing the paragraph heading of (k) to "(m)" and by adding new Sections 8.01(k) and (l) to read in their entirety as follows:

                            (k) if, as, and when made available to the Company
                  by Mr. Payroll, a balance sheet of Mr. Payroll (in reasonable detail) as of the end of each Fiscal Quarter and the related statements of income, stockholders' equity and cash flows of Mr. Payroll (in reasonable detail) for such Fiscal Quarter and for the portion of the current Fiscal Year ending on the last day of such Fiscal Quarter, in each case (i) prepared in accordance with GAAP and (ii) setting forth in comparative form the figures for the corresponding period of the preceding Fiscal Year, it being understood that (1) such statements shall be in the same scope, form and substance as those furnished to the Company, and (2) such statements need not be provided if, pursuant to the terms of any written confidentiality agreement entered into between the Company and Mr. Payroll (other than any confidentiality agreement entered into in contemplation of avoiding the disclosure requirements herein contained), the Company is prohibited from providing such statements;

                            (l) if, as, and when made available to the Company
                  by Mr. Payroll, a balance sheet of Mr. Payroll (in reasonable detail) as of the end of each Fiscal Year and the related statements of income, stockholders' equity and cash flows of Mr. Payroll (in reasonable detail) for such Fiscal Year, in each case (i) prepared in conformity with GAAP and (ii) setting forth in comparative form the figures for the preceding Fiscal Year, it being understood that (1) such statements shall be in the same scope, form and substance as those furnished to the Company, and (2) such statements need not be provided if, pursuant to the terms of any written confidentiality agreement entered into between the Company and Mr. Payroll (other than any confidentiality agreement entered into in contemplation of avoiding the disclosure requirements herein contained), the Company is prohibited from providing such statements; and

                                      -2-

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         3. Amendment to Section 9.11 of the Note Agreement. Section 9.11 of
the Note Agreement is hereby amended by changing the paragraph heading of (k) to "(l)," by changing the paragraph heading of (l) to "(m)," and by adding a new Section 9.11(k) to read in its entirety as follows:

                            (k) the initial Investment in Mr. Payroll
                  Corporation resulting from the consummation of the Wells-Mr. Payroll Transaction;

         4. Amendment to Section 9.14 of the Note Agreement. Section 9.14 of the Note Agreement is hereby amended by adding a new Section 9.14(c) to read in its entirety as follows:

                            (c) Notwithstanding the above, the consummation of
                  the Wells-Mr. Payroll Transaction shall not constitute a violation of this Section 9.14.

         5. Amendment to Section 9.16 of the Note Agreement. Section 9.16 is hereby amended by changing the paragraph heading of (c) to "(d)," by changing the paragraph heading of (d) to "(e)," and by adding a new Section 9.16(c) to read in its entirety as follows:

                            (c) the Company and Mr. Payroll Corporation may
                  consummate the Wells-Mr. Payroll Transaction;

         6. Release of Mr. Payroll Corporation. The Noteholders hereby agrees that, effective upon the consummation of the Wells-Mr. Payroll Transaction, Mr. Payroll is released from the Guaranty, shall have no further liability or obligation whatsoever under the Guaranty and shall no longer be considered a Guarantor under the Note Agreement or the Guaranty for any purpose whatsoever.

         7. Definitions. All capitalized terms used herein and not otherwise specifically defined shall have the respective meanings set forth in the Note Agreement, as amended by this First Supplement.

         8. Representations and Warranties. To induce the Noteholders to execute and deliver this First Supplement (which representations shall survive the execution and delivery of this First Supplement), the Company represents and warrants to the Noteholders that:

                  (a) The Wells-Mr. Payroll Transaction Letters (a) fairly describe, in all material respects, the Wells-Mr. Payroll Transaction to be entered into by the Company and (b) do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made; and

                  (b) Upon consummation of the Wells-Mr. Payroll Transaction, the conversion of the common stock and preferred stock of Mr. Payroll owned by the Company into a new class of convertible preferred stock pursuant to the Wells-Mr. Payroll Transaction will have been

                                      -3-

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         consummated upon terms no less favorable to the Company than would be obtainable in a similar transaction consummated at arms'-length with Persons which are not Affiliates of the Company.

         9. Condition to Effectiveness of this First Supplement. This First Supplement shall not become effective until, and shall become effective upon, the consummation of the Wells-Mr. Payroll Transaction.

         10. Payment of the Noteholders' Counsel Fees and Expenses. The Company agrees to pay upon demand, the reasonable fees and expenses of Chapman and Cutler, counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this First Supplement.

         11. Ratification of Note Agreement. Except as specified hereinabove, all other terms of the Note Agreement shall remain unchanged and are hereby ratified and confirmed. All references to "this Agreement" or "the Agreement" appearing in the Note Agreement, and all references to the Note Agreement appearing in any other instrument or document, shall be deemed to refer to the Note Agreement as supplemented and amended by this First Supplement.

         12. Counterparts. This First Supplement may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.

         By signing below where indicated, the undersigned, CASH AMERICA, INC. OF SOUTH CAROLINA, FLORIDA CASH AMERICA, INC., GEORGIA CASH AMERICA, INC., CASH AMERICA, INC. OF LOUISIANA, CASH AMERICA, INC. OF NORTH CAROLINA, CASH AMERICA, INC. OF TENNESSEE, CASH AMERICA, INC. OF OKLAHOMA, CASH AMERICA, INC. OF KENTUCKY, CASH AMERICA PAWN, INC. OF OHIO, CASH AMERICA MANAGEMENT L.P., CASH AMERICA PAWN L.P., CASH AMERICA HOLDING, INC., EXPRESS CASH INTERNATIONAL CORPORATION, CASH AMERICA, INC. OF ALABAMA, CASH AMERICA, INC. OF COLORADO, CASH AMERICA, INC. OF INDIANA, CASH AMERICA, INC., CASH AMERICA OF MISSOURI, INC., VINCENT'S JEWELERS AND LOAN, INC., MR. PAYROLL CORPORATION, CASH AMERICA, INC. OF UTAH, CASH AMERICA FRANCHISING, INC., CASH AMERICA, INC. OF ILLINOIS, UPTOWN CITY PAWNERS, INC., DOC HOLLIDAY'S PAWNBROKERS & JEWELERS, INC., LONGHORN PAWN & GUN, INC., BRONCO PAWN & GUN, INC., BUFFALO PAWN & GUN, INC., GAMECOCK PAWN & GUN, INC., HORNET PAWN & GUN, INC., TIGER PAWN & GUN, INC., and RENT-A-TIRE, INC. as Guarantors, do each acknowledge and approve the Note Agreement, as amended by this First Supplement, and the other Loan Documents, and the terms thereof, and specifically agree to comply with all provisions therein and herein which refer to or affect such Guarantors.

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         IN WITNESS WHEREOF, the undersigned have executed this First
Supplement to 1997 Note Agreement as of the date first written above.

                                       CASH AMERICA INTERNATIONAL, INC.



                                       By /s/ David J. Clay
                                          --------------------------------------
                                          David J. Clay
                                          Vice President and Treasurer



Accepted and Agreed to:

                                       THE TRAVELERS INSURANCE COMPANY



                                       By: /s/ A. William Carnduff
                                          --------------------------------------
                                           A. William Carnduff
                                           Its 2nd Vice President


                                       THE TRAVELERS LIFE AND ANNUITY COMPANY



                                       By: /s/ A. William Carnduff
                                          --------------------------------------
                                           A. William Carnduff
                                           Its 2nd Vice President


                                       PRIMERICA LIFE INSURANCE COMPANY



                                       By: /s/ Jordan M. Stitzer
                                          --------------------------------------
                                           Jordan M. Stitzer
                                           Its Vice President

                                       NATIONWIDE LIFE INSURANCE COMPANY



                                       By: /s/ Mark W. Poeppelman
                                          --------------------------------------
                                           Mark W. Poeppelman
                                           Its Investment Officer


                                       EMPLOYERS LIFE INSURANCE COMPANY OF
                                         WAUSAU



                                       By: /s/ Mark W. Poeppelman
                                          --------------------------------------
                                           Mark W. Poeppelman
                                           Its Investment Officer


                                       OHIO NATIONAL LIFE ASSURANCE CORPORATION



                                       By: /s/ B. Douglas Hundley
                                          --------------------------------------
                                           B. Douglas Hundley
                                           Its Investment Officer

                                       MINNESOTA LIFE INSURANCE COMPANY

                                       By: Advantus Capital Management, Inc.



                                       By: /s/ Loren A. Haugland
                                          --------------------------------------
                                           Loren A. Haugland
                                           Its Vice President

                                      -6-

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                                   GUARANTORS

                   CASH AMERICA, INC. OF SOUTH CAROLINA
                   FLORIDA CASH AMERICA, INC.
                   GEORGIA CASH AMERICA, INC.
                   CASH AMERICA, INC. OF LOUISIANA
                   CASH AMERICA, INC. OF NORTH CAROLINA
                   CASH AMERICA, INC. OF TENNESSEE
                   CASH AMERICA, INC. OF OKLAHOMA
                   CASH AMERICA, INC. OF KENTUCKY
                   CASH AMERICA PAWN, INC. OF OHIO
                   CASH AMERICA MANAGEMENT L.P., a Delaware limited partnership, by its general partner, Cash America Holding, Inc.
                   CASH AMERICA PAWN L.P., a Delaware limited partnership, by its general partner, Cash America Holding, Inc.
                   CASH AMERICA HOLDING, INC.
                   EXPRESS CASH INTERNATIONAL CORPORATION
                   CASH AMERICA, INC. OF ALABAMA
                   CASH AMERICA, INC. OF COLORADO
                   CASH AMERICA, INC. OF INDIANA
                   CASH AMERICA, INC.
                   CASH AMERICA OF MISSOURI, INC.
                   VINCENT'S JEWELERS AND LOAN, INC.
                   MR. PAYROLL CORPORATION
                   CASH AMERICA, INC. OF UTAH
                   CASH AMERICA FRANCHISING, INC.
                   CASH AMERICA, INC. OF ILLINOIS
                   UPTOWN CITY PAWNERS, INC.
                   DOC HOLLIDAY'S PAWNBROKERS & JEWELERS, INC.
                   LONGHORN PAWN & GUN, INC.
                   BRONCO PAWN & GUN, INC.
                   BUFFALO PAWN & GUN, INC.
                   GAMECOCK PAWN & GUN, INC.
                   HORNET PAWN & GUN, INC.
                   TIGER PAWN & GUN, INC.


                   By: /s/ David J. Clay
                       ---------------------------------
                       David J. Clay, Treasurer for All


                   RENT-A-TIRE, INC.


                   By: /s/ Thomas A. Bessant, Jr.
                       ---------------------------------
                       Thomas A. Bessant, Jr., Treasurer

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